UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2019

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Abbott held its Annual Meeting of Shareholders on April 26, 2019.  The following is a summary of the matters voted on at that meeting.

(1)         The shareholders elected Abbott’s entire Board of Directors.  The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number of shares withheld, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Alpern, M.D.	1,362,626,534	8,937,377	226,477,994
Roxanne S. Austin	1,311,276,289	60,287,623	226,477,994
Sally E. Blount, Ph.D.	1,364,910,278	6,653,633	226,477,994
Michelle A. Kumbier	1,365,370,316	6,193,595	226,477,994
Edward M. Liddy	1,345,995,386	25,568,525	226,477,994
Nancy McKinstry	1,341,747,422	29,816,489	226,477,994
Phebe N. Novakovic	1,354,663,609	16,900,302	226,477,994
William A. Osborn	1,331,280,573	40,283,338	226,477,994
Samuel C. Scott III	1,336,757,852	34,806,059	226,477,994
Daniel J. Starks	1,359,372,353	12,191,558	226,477,994
John G. Stratton	1,365,072,138	6,491,773	226,477,994
Glenn F. Tilton	1,312,742,571	58,821,340	226,477,994
Miles D. White	1,304,663,575	66,900,336	226,477,994

(2)         The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors.  The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,558,328,371	36,811,567	2,901,968	0

(3)         The shareholders voted to approve the compensation of Abbott’s named executive officers listed in the proxy statement for the 2019 annual meeting, with 93.90 percent of the votes cast voting “For” the proposal.  The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,288,000,766	73,743,985	9,819,161	226,477,994

(4)         The shareholders rejected a shareholder proposal requesting that Abbott’s Board of Directors adopt a policy that the Board Chairman be an independent director, with 19.86 percent of the votes cast voting “For” the proposal.  The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
272,347,329	1,091,782,303	7,434,280	226,477,994

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 30, 2019	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance
and Chief Financial Officer